UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 30, 2026

THARIMMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41210	84-2642541
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

34 Shrewsbury Avenue, Suite 1C

Red Bank, NJ 07701

(Address of principal executive offices, including zip code)

(732) 889-3111

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	THAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 30, 2026, Tharimmune, Inc. (the “Company”) held its special meeting of stockholders (the “Special Meeting”) in a virtual format. At the close of business on December 3, 2025, the record date for the Special Meeting (the “Record Date”), there were 36,444,785 shares of the Company’s Common Stock, par value $0.0001 per share (“Common Stock”) issued and outstanding. At the Special Meeting, 20,076,887 of the Company’s Common Stock entitled to vote as of the Record Date, or approximately 55.08%, were represented by proxy or in person (virtually), and, therefore, a quorum was present.

The final voting results on the proposals presented for stockholder approval at the Special Meeting are as follows:

Proposal No. 1: Election of two new director nominees, Jill E. Sommers and William Wiley to the Board:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Jill E. Sommers	19,950,989	125,898	-
William Wiley	20,053,785	23,102	-

Proposal No. 2: Approval of the issuance of shares of our Common Stock underlying the currently outstanding Strategic Advisor Warrants issued to certain strategic advisors in connection with the Strategic Advisor Agreement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,951,019	67,751	58,117	-

Proposal No. 3: Approval of the issuance of shares of our Common Stock upon the exercise of the Cryptocurrency Pre-Funded Warrants issued in connection with our acceptance of Canton Coin cryptocurrency as consideration in our private placement offering

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,948,783	71,659	56,445	-

Proposal No. 4: Approval of the issuance of Advisor RSU and shares of Common Stock upon the settlement of Advisor RSUs issued to our placement agent in connection with our private placement offering

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,982,938	37,749	56,200	-

Proposal No. 5: Approval of an amendment to our Amended and Restated 2023 Omnibus Equity Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder by 7,000,000 shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,074,470	946,220	56,197	-

Proposal No. 6: Approval to authorize one or more adjournments of the Special Meeting to solicit additional proxies in the event there are insufficient votes to approve the foregoing proposals described above

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,574,721	442,495	59,671	-

Item 8.01 Other Events.

On February 2, 2026, the Company issued a press release announcing the election of two new directors at its special meeting of stockholders held on January 30, 2026. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated February 2, 2026
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2026	Tharimmune, Inc.

/s/ Mark Wendland
Mark Wendland
Chief Executive Officer